Exhibit 10.1

                                DUNE ENERGY, INC.

                                  $300,000,000

                      10 1/2% Senior Secured Notes due 2012

                                 180,000 Shares

                10% Senior Redeemable Convertible Preferred Stock
                    (Liquidation Preference $1000 per share)

                               PURCHASE AGREEMENT

                                                                     May 1, 2007

JEFFERIES & COMPANY, INC.
520 Madison Avenue
New York, New York 10022

Ladies and Gentlemen:

      Dune Energy, Inc., a Delaware corporation ("Dune" or the "Company"), and the guarantors signatory hereto (the "Guarantors"), jointly and severally, hereby agree (this "Agreement") with you as follows:

      1. Issuance of Notes. Subject to the terms and conditions herein contained, the Company proposes to issue and sell $300,000,000 aggregate principal amount of its 10 1/2% Senior Secured Notes due 2012 (each a "Note" and, collectively, the "Notes") to Jefferies & Company, Inc. (the "Initial Purchaser"). The Notes will be issued pursuant to an indenture (the "Indenture"), to be dated as of May 15, 2007, by and among the Company, the Guarantors and The Bank of New York, as trustee (the "Trustee") and collateral agent (the "Collateral Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the "Description of Notes--Certain Definitions" section of the Offering Circulars (as defined below).

      The Notes will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes shall bear the legend set forth in the final offering circular related to the issuance of the Notes, dated the date hereof (the "Notes Final Offering Circular"). The Company has prepared a preliminary offering circular related to the issuance of the Notes, dated April 24, 2007 (the "Notes Initial Preliminary Offering Circular") and a supplement to the Notes Initial Preliminary Offering Circular, dated April 30, 2007 (the "Supplement" and together with the Notes Initial Preliminary Offering Circular, the "Notes Preliminary Offering Circular" and, Notes Preliminary Offering Circular, together with the Notes Final Offering Circular, the "Notes Offering").

      2. Issuance of Preferred Stock. Subject to the terms and conditions herein contained, the Company proposes to issue and sell 180,000 shares of its 10% Senior Redeemable Convertible Preferred Stock (the "Preferred Stock") par value $.001 per share, to the Initial Purchaser. In addition, the Company has granted to the Initial Purchaser an option to purchaser up to 36,000 additional shares of Preferred Stock (each an "Additional Share" and, collectively, the "Optional Additional Shares"). The Preferred Stock and, if and to the extent issued, the Optional Additional Shares, are collectively called the "Offered Shares". The Offered Shares will be in certain circumstances convertible into shares (the "Underlying Securities") of common stock of the Company, par value $.001 per share (the "Common Stock").

      The Offered Shares will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Act. Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Offered Shares shall bear the legend set forth in the final offering circular related to the issuance of the Offered Shares, dated the date hereof (the "Offered Shares Final Offering Circular" and, together with the Notes Final Offering Circular, the "Final Offering Circulars"). The Company has prepared a preliminary offering circular related to the issuance of the Offered Shares, dated April 24, 2007 (the "Offered Shares Initial Preliminary Offering Circular") and a supplement to the Offered Shares Initial Preliminary Offering Circular, dated April 30, 2007 (the "Supplement" and, together with the Offered Shares Initial Preliminary Offering Circular, the "Offered Shares Preliminary Offering Circular" and the Offered Shares Preliminary Offering Circular, together with the Notes Preliminary Offering Circular, the "Preliminary Offering Circulars"). The Offered Shares Preliminary Offering Circular and the Offered Shares Final Offering Circular considered together shall constitute the "Preferred Stock Offering," which together with the Notes Offering shall constitute the "Offerings".

      "Offering Circulars" means, as of any date or time referred to in this Agreement, the most recent offering circulars (whether the Preliminary Offering Circulars or the Final Offering Circulars, and any amendment or supplement to such documents), including, without limitation, exhibits and schedules thereto.

      3. Terms of Offering. The Initial Purchaser has advised the Company, and the Company understands, that the Initial Purchaser will make offers to sell (the "Exempt Resales") some or all of the Notes purchased by the Initial Purchaser hereunder on the terms set forth in the Notes Time of Sale Circular (as defined below), as amended or supplemented, to persons (the "Subsequent Purchasers") (i) outside the United States in compliance with Regulation S of the Act, or (ii) whom the Initial Purchaser (A) reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs"), as such Rule may be amended from time to time, or (B) reasonably believes (based upon written representations made by such persons to the Initial Purchaser) to be institutional "accredited investors" ("Accredited Investors") as defined in Rule 501(a)(1), (2), (3) or (7) under the Act that make certain representations and warranties to the Initial Purchaser and the Company, which representations and warranties are set forth in the form of Accredited Investor Letter attached as Annex A to the Notes Offering Circular.

      The Initial Purchaser had advised the Company, and the Company understands, that the Initial Purchaser will make Exempt Resales of some or all of the Offered Shares purchased by the Initial Purchaser hereunder on the terms set forth in the Offered Shares Time of Sale Circular (as defined below), as amended or supplemented, to the Subsequent Purchasers whom the Initial Purchaser reasonably believes to be QIBs.

      Pursuant to the Indenture, all current Domestic Restricted Subsidiaries of the Company as of the First Closing Date (as hereinafter defined) and future Domestic Restricted Subsidiaries of the Company, jointly and severally, shall fully and unconditionally guarantee, on a senior secured basis, to each holder of the Notes and the Trustee, the payment and performance of the Company's obligations under the Indenture and the Notes (each such guarantee being referred to herein as a "Guarantee").

      Pursuant to the terms of the Indenture and the Collateral Agreements (as defined in the Notes Preliminary Offering Circular), all of the Company's and each Guarantor's obligations under the Indenture, the Notes and the Guarantees will be secured by a Lien on substantially all existing and future property and assets owned by the Company and the Guarantors, provided, however, that pursuant to the terms of an Intercreditor Agreement, such lien will be contractually subordinated to a lien thereon that secures the Company's new revolving credit facility and certain other permitted indebtedness.

      The Company intends to use the proceeds to acquire (the "Acquisition") 100% of the issued and outstanding stock of Goldking Energy Corporation, a Delaware corporation ("Goldking"), and Goldking Energy Holdings L.P., a Texas limited partnership, from the sole shareholder of Goldking ("Shareholder") pursuant to that certain stock purchase and sale agreement, dated as of April 13, 2007 (the "SPSA"), between the Company and the Shareholder and to refinance the Company's existing indebtedness and pay fees and expenses in connection therewith.

      Holders of the Notes (including Subsequent Purchasers) will have the registration rights set forth in the registration rights agreement applicable to the Notes (the "Notes Registration Rights Agreement"), to be executed on and dated as of the First Closing Date (as hereinafter defined), in a form reasonably acceptable to the Initial Purchaser in conformity in all material respects with the description of such registration rights contained in the Notes Preliminary Offering Circular. Pursuant to Notes Registration Rights Agreement, the Company and the Guarantors will agree, among other things, to file with the Securities and Exchange Commission (the "SEC") (i) a registration statement under the Act (the "Notes Exchange Offer Registration Statement") relating to 10 1/2% Senior Second Secured Notes due 2012 (the "Exchange Notes"), which shall be identical to the Notes (except that the Exchange Notes shall have been registered pursuant to such registration statement and will not be subject to restrictions on transfer or contain additional interest provisions) to be offered in exchange for the Notes (such offer to exchange being referred to as the "Exchange Notes Offer"), and/or (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Notes Shelf Registration Statement") relating to the resale by certain holders of the Notes. If required under the Notes Registration Rights Agreement, the Company will issue Exchange Notes and cause the Guarantors to issue exchange guarantees to the Initial Purchaser (the "Private Exchange Notes" and "Private Exchange Guarantees," respectively). If the Company fails to satisfy its obligations under the Notes Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes under certain circumstances in accordance with the terms of the Notes Registration Rights Agreement.

      Holders of the Offered Shares (including Subsequent Purchasers) will have the registration rights set forth in the registration rights agreement applicable to the Offered Shares (the "Offered Shares Registration Rights Agreement" and, together with the Notes Registration Rights Agreement, the "Registration Rights Agreements"), to be executed on and dated as of the First Closing Date (as hereinafter defined), in a form reasonably acceptable to the Initial Purchaser in conformity in all material respects with the description of such registration rights contained in the Offered Shares Preliminary Offering Circular. Pursuant to the Offered Shares Registration Rights Agreement, the Company will agree, among other things, to file with the SEC (i) a registration statement under the Act (the "Offered Shares Exchange Offer Registration Statement" and, together with the Notes Exchange Offer Registration Statements, the "Exchange Offer Registration Statements") relating to 10% Senior Redeemable Convertible Preferred Stock (the "Exchange Preferred Stock"), which shall be identical to the Offered Shares (except that the Exchange Preferred Stock shall have been registered pursuant to such registration statements and will not be subject to restrictions on transfer) to be offered in exchange for the Offered Shares (such offer to exchange being referred to as the "Exchange Preferred Stock Offer" and, together with the Exchange Notes Offer, the "Exchange Offers"), and/or (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Offered Shares Shelf Registration Statement" and, together with the Notes Shelf Registration Statement, the "Shelf Registration Statements") relating to the resale by certain holders of the Offered Shares. If the Company fails to satisfy its obligations under the Offered Shares Registration Rights Agreement, it will be required to pay additional dividends to the holders of the Offered Shares under certain circumstances in accordance with the terms of the Offered Shares Registration Rights Agreement.

      This Agreement, the Indenture, the Collateral Agreements, the Registration Rights Agreements, the Notes, the Guarantees, the Offered Shares, the Exchange Preferred Stock, the Underlying Securities, the Exchange Notes, the Private Exchange Notes, if any, and the Private Exchange Guarantees, if any, are collectively referred to herein as the "Documents."

      4. Purchase, Sale and Delivery.

      (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, (i) Notes at a purchase price of $288.0 million and (ii) 180,000 shares of Preferred Stock at a purchase price of $171.0 million. Delivery to such Initial Purchaser of, and payment for, the Notes and Preferred Stock shall be made at a closing (the "Closing") to be held at the New York offices of White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036 on May 15, 2007 (the "First Closing Date") at 10:00 a.m.

      (b) In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the Initial Purchaser to purchase up to 36,000 of the Optional Additional Shares from the Company and the Guarantors at the purchase price equal to $34.2 million, plus accrued dividends if any, from the First Closing Date. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Initial Purchaser to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the number of Optional Additional Shares as to which the Initial Purchaser is exercising the option, (ii) the names and denominations in which the certificates for the Optional Additional Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Preferred Stock and such Optional Additional Shares ). Any such time and date of delivery, if subsequent to the First Closing Date, is called an "Option Closing Date" and shall be determined by the Initial Purchaser and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. The First Closing Date and the Option Closing Date are each referred to herein as a "Closing Date." If any Optional Additional Shares are to be purchased, the Company agrees to sell such Optional Additional Shares to the Initial Purchaser. The Initial Purchaser may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

      (c) The Company will deliver to the Initial Purchaser against several payment of the purchase price (A) the Notes to be offered and sold by the Initial Purchaser (i) in reliance on Regulation S (the "Regulation S Notes") in the form of one or more permanent global notes, in such denominations as the Initial Purchaser shall request, in registered form without interest coupons (the "Offered Regulation S Global Notes"), which will be deposited with the Trustee as custodian for The Depository Trust Company ("DTC") for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and

Clearstream Banking, societe anonyme, Luxembourg ("Clearstream, Luxembourg") and registered in the name of Cede & Co., as nominee for DTC, (ii) in reliance on Rule 144A under the Act (the "144A Notes") in the form of one or more permanent global notes, in such denominations as the Initial Purchaser shall request, without interest coupons which will be deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC and (iii) to Accredited Investors in the form of one or more permanent global notes, in such denominations as the Initial Purchaser shall request, without interest coupons (the "AI Notes" and, together with the 144A Notes, the "Restricted Global Notes"), which will be deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC and (B) the Offered Shares to be offered and sold by the Initial Purchaser in reliance on Rule 144A under the Securities Act (the "144A Preferred Stock") in the form of one or more permanent global preferred stock certificates (the "Restricted Global Preferred Stock"), which will be deposited with The Bank of New York as transfer agent (the "Transfer Agent") as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Offered Regulation S Global Notes, the Restricted Global Notes and the Restricted Global Preferred Stock shall be assigned separate CUSIP numbers.

      (d) Payment for the Regulation S Notes, the AI Notes, the 144A Notes and the 144A Preferred Stock shall be made by the Initial Purchaser in Federal (same day) funds by wire transfer to one or more accounts as the Company shall designate to the Initial Purchaser on the First Closing Date, against delivery to the Trustee as custodian, for DTC of (i) the Offered Regulation S Global Notes representing all of the Regulation S Notes for the respective accounts of the DTC participants for Euroclear and Clearstream, Luxembourg, (ii) the Restricted Global Notes representing all of the 144A Notes and AI Notes and
(iii) the Restricted Global Preferred Stock representing all of the 144A Preferred Stock. The Offered Regulation S Global Notes and the Restricted Global Notes will be made available for inspection at the above office of White & Case LLP at least 24 hours prior to the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date.

      5. Representations and Warranties of the Company. Dune and the Guarantors, jointly and severally, represent and warrant to the Initial Purchaser that, as of the date hereof, as of the First Closing Date and as of each Option Closing Date. References to the Company in this Section 5 shall include Goldking and Goldking Operating Company, a Texas corporation (the "Goldking Entities"):

      (a) As of the Applicable Time (as defined below), neither (x) the Preliminary Offering Circulars, as supplemented by the final pricing term sheets in the form attached hereto as Exhibit A (the "Notes Pricing Supplement") and Exhibit B (the "Offered Shares Pricing Supplement" and, together with the Notes Pricing Supplement, the "Pricing Supplements"), the Notes Pricing Supplement and the Notes Preliminary Offering Circular considered together (the "Notes Time of Sale Circular") and the Offered Shares Pricing Supplement and the Offered Shares Preliminary Offering Circular considered together (the "Offered Shares Time of Sale Circular" and, together with the Notes Time of Sale Circular, the "Time of Sale Circulars"), nor (y) any individual Supplemental Offering Materials (as defined below), when considered together with the Time of Sale Circulars, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. "Applicable Time" means 4:00 P.M. (Eastern Time) on May 1, 2007 or such other time as agreed by the Company and the Initial Purchaser.

"Supplemental Offering Materials" means any "written communication" (within the meaning of the Act and the rules and regulations thereunder) prepared by or on behalf of the Company, or used or referred to by the Company, that constitutes an offer to sell or a solicitation of an offer to buy the Notes or Offered Shares other than the Offering Circulars or amendments or supplements thereto (including the Pricing Supplements), including, without limitation, any road show relating to the Notes or Offered Shares that constitutes such a written communication.

The Final Offering Circulars, as of their respective dates did not, and at the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date will not, and the amendments or supplements thereto as of their respective dates will not, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither Dune nor the Guarantors makes any representation or warranty as to the Initial Purchaser Information (as defined in Section 12). No injunction or order has been issued that either (i) asserts that any of the transactions contemplated by the Documents is subject to the registration requirements of the Act or (ii) would prevent or suspend the issuance or sale of the Notes or the Offered Shares or the use of the Time of Sale Circulars, the Final Offering Circulars or any amendments or supplements thereto (including the Pricing Supplements), in any jurisdiction. The Time of Sale Circulars and the Final Offering Circulars, as of their respective dates, contained, and the Final Offering Circulars, as amended or supplemented as of the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, will contain, all the information specified in, and meet the requirements of, Rule 144A(d)(4) under the Act.

      (b) Immediately following the Closing, (i) the Guarantors will have no subsidiaries and (ii) the only subsidiaries of Dune will be the Guarantors, and the Capital Stock of the Guarantors are free and clear of all Liens (as hereinafter defined) other than Permitted Liens.

      (c) Each of the Company and the Guarantors (i) has been duly organized or formed, as the case may be, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets, and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, partnership or other entity, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Guarantors, taken as a whole, (B) the ability of Dune or the Guarantors to perform their respective obligations in all material respects under any Document, (C) the enforceability of any Collateral Agreement or the attachment, perfection or priority of any of the Liens intended to be created thereby or (D) the validity of any of the Documents or the consummation of any of the transactions contemplated therein (each, a "Material Adverse Effect").

      (d) All of the issued and outstanding shares of Capital Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and were not issued in violation of any preemptive or similar rights. The table under the caption "Capitalization" in the Time of Sale Circulars and in the Final Offering Circulars (including the footnotes thereto) sets forth, as of the date of such table, (i) the actual cash and cash equivalents and capitalization of (x) the Company and the Guarantors and (y) the Goldking Entities on a consolidated basis and (ii) the pro forma cash and cash equivalents and capitalization of Dune and the Guarantors on a consolidated basis, after giving effect to the offer and sale of the Notes and the Offered Shares and the application of the net proceeds therefrom as described in the Time of Sale Circulars and in the Final Offering Circulars under the section entitled "Use of Proceeds." After giving effect to the offer and sale of the Notes and the Offered Shares, all of the outstanding shares of Capital Stock or other equity interests of the Guarantors (other than as required by applicable law or issuances of directors' qualifying shares) will be owned, directly or indirectly, by Dune, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, "Liens"), other than those imposed by the Act and the securities or "Blue Sky" laws of certain domestic or foreign jurisdictions, requirements for regulatory approvals and Liens constituting Permitted Liens. There are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of Capital Stock of any subsidiary, or any such warrants, convertible securities or obligations, except as set forth in the Time of Sale Circulars and the Final Offering Circulars and except for options granted under, or contracts or commitments pursuant to, the Company's previous or currently existing stock option and other similar officer, director or employee benefit plans; the description of the Company's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder set forth in the Time of Sale Circulars and the Final Offering Circulars accurately presents in all material respects all material information with respect to such plans, arrangements, options and rights; all the issued and outstanding shares of Capital Stock or other equity interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable, are owned by the Company or a direct or indirect subsidiary of the Company, have been issued in compliance with applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of Capital Stock or other equity interests of any subsidiary of the Company.

      (e) No holder of securities of the Company or the Guarantors will be entitled to have such securities registered under the registration statements required to be filed by Dune and the Guarantors with respect to (i) the Exchange Notes or Private Exchange Notes pursuant to the Notes Registration Rights Agreement or (ii) the Offered Shares pursuant to the Offered Shares Registration Rights Agreement.

      (f) The Company and the Guarantors have all requisite corporate power and authority to execute, deliver and perform their respective obligations under the Documents to which they are a party and to consummate the transactions contemplated thereby.

      (g) This Agreement has been duly authorized and validly executed and delivered by Dune and the Guarantors.

      (h) Each of the Indenture and the Collateral Agreements have been duly authorized by Dune and the Guarantors and upon its execution and delivery by the Company and the Guarantors, will be validly executed and delivered by Dune and the Guarantors, and will, assuming due authorization, execution and delivery by the Trustee, constitute a legal, valid and binding obligation of each of Dune and the Guarantors, enforceable against each of Dune and the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to
(i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

      (i) The Registration Rights Agreements have each been duly authorized by Dune and the Guarantors and, upon its execution and delivery by Dune and the Guarantors, will be validly executed and delivered by the Company and the Guarantors, and will (assuming due authorization, execution and delivery by you) constitute a legal, valid and binding obligation of each of Dune and the Guarantors, enforceable against Dune and the Guarantors in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

      (j) The Notes, when issued, will be in the form contemplated by the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA") applicable to an indenture required to be qualified thereunder. The Notes, Exchange Notes and Private Exchange Notes have each been duly and validly authorized by Dune and, in the case of the Notes, when executed and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement and the Indenture, assuming due authentication of the Notes by the Trustee, will have been duly executed, issued and delivered and will be legal, valid and binding obligations of Dune, entitled to the benefit of the Indenture, the Guarantees and the Collateral Agreements, and enforceable against Dune in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

      (k) The Guarantees and Private Exchange Guarantees have been duly and validly authorized by the Guarantors and, in the case of the Guarantee, upon its execution by the Guarantors, will be duly executed, issued and delivered by each of the Guarantors. When the Notes have been issued, executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Guarantee of each Guarantor endorsed on the Notes will be legal, valid and binding obligations of the Guarantors, entitled to the benefit of the Indenture, and enforceable against the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

      (l) The Offered Shares have been duly authorized by Dune, and when issued and delivered as provided in this Agreement will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of Dune.

      (m) Upon issuance and delivery of the Offered Shares in accordance with the Agreement, the Offered Shares will be convertible at the option of the holder thereof into shares of the Underlying Securities in accordance with the terms of the Offered Shares; the Underlying Securities reserved for issuance upon conversion of the Offered Shares have been duly authorized and reserved and, when issued upon conversion of the Offered Shares in accordance with the terms of the Offered Shares, will be validly issued, fully paid and non assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

      (n) The statements set forth in the Time of Sale Circulars and the Final Offering Circulars under the captions "Description of Notes," "Description of Redeemable Convertible Preferred Stock," and "Material U.S. Federal Income Tax Consequences," as the case may be, insofar as they constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters, documents or proceedings.

      (o) The Offered Shares satisfy the requirements set forth in Rule 144A(d)(3) under the Act.

      (p) Neither the Company, nor the Guarantors, are in violation of their certificate of incorporations, by-laws or any other of their organizational documents (collectively with respect to such entity, its "Charter Documents"). Neither the Company nor the Guarantors is (i) in violation of any Federal, state, local or foreign statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order (collectively, "Applicable Law") of any federal, state, local and other governmental authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization, domestic or foreign (each, a "Governmental Authority") or (ii) in breach of or default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other material agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, "Applicable Agreements"), other than, in the case of each of the immediately preceding clauses (i) and
(ii) violations, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect. All material Applicable Agreements are in full force and effect and with respect to the Company and the Guarantors, are legal, valid and binding obligations of the Company or the Guarantors, as applicable, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefore may be brought. There exists no condition that, with the passage of time or otherwise, would constitute (a)(i) a violation of such Charter Documents or (ii) Applicable Law, (b) a breach of or default under any Applicable Agreement or (c) result in the imposition of any penalty or the acceleration of any indebtedness other than in the case of clauses (a)(ii), (b) and (c) as would reasonably be expected, individually or in the aggregate, not to have a Material Adverse Effect.

      (q) No transaction has occurred between or among the Company, any of its subsidiaries and their affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to have been described under applicable securities laws in Dune's Exchange Act filings and is not so described in such filings.

      (r) There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by Dune in its Exchange Act filings and is not so disclosed or that otherwise would reasonably be expected to have a Material Adverse Effect.

      (s) Dune is in compliance in all material respects with all requirements of the American Stock Exchange, and has not received any notice from the American Stock Exchange that the listing of its common stock is in any way threatened. Dune shall comply with all requirements of the American Stock Exchange with respect to the issuance of the Offered Shares. Dune will use its reasonable best efforts to (i) permit the Offered Shares to be designated for quotation on the Private Offerings, Resales and Trading Automated Linkages ("PORTAL") market in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market and (ii) permit the Offered Shares to be eligible for clearance and settlement through DTC.

      (t) Dune covenants that it will not knowingly or recklessly, and that it will use its reasonable best efforts to ensure that each director, officer, agent or employee of the Company will not knowingly or recklessly, use any part of the net proceeds from the sale of the Offered Shares for any payments to: (a) any individual or entity listed on the Specially Designated Nationals and Blocked Persons List administered by the United States Department of the Treasury's Office of Foreign Assets Control ("OFAC") and/or any other similar lists administered by OFAC pursuant to any authorizing statute, Executive Order or regulation; (b) the government of any country subject to an OFAC Sanctions Program; (c) any individual or entity included on any list of terrorists or terrorist organizations maintained by the United Nations, the European Union and or the countries in which the Company operates; or (d) any governmental official or employee, political party, official of a political party, candidate for political office, anyone else acting in an official capacity, or any agent of any such individual or entity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA (as defined below).

      (u) Neither the Company nor any director, officer, agent or employee of the Company has made, directly or indirectly, any payment or promise to pay, or gift or promise to give, or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to (i) any foreign official (as such term is defined in the United States Foreign Corrupt Practices Act of 1977 (as amended, the "FCPA")) for the purpose of influencing any official act or decision of such official or inducing him or her to use his or her influence to affect any act or decision of a governmental authority, or (ii) any foreign political party or official thereof or candidate for foreign political office for the purpose of influencing any official act or decision of such party, official or candidate or inducing such party, official or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, in the case of both (i) and (ii) above, in order to assist the Company to obtain or retain business for, or direct business, and under circumstances which would subject the Company to liability under the FCPA or any corresponding foreign laws. The Company has not made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation.

      (v) Neither the execution, delivery or performance of the Documents nor the consummation of any transactions contemplated therein will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than (i) consents already obtained and in full force and effect, (ii) governmental and regulatory approvals required to consummate the Acquisition or (iii) as of the date hereof, governmental and regulatory approvals that are necessary for Dune and the Guarantors to incur the Indebtedness evidenced by the Notes and Guarantees, issuance of the Offered Shares, and to grant Liens on the Collateral) under, result in the imposition of a Lien on any assets of the Company or the Guarantors (except for Liens created pursuant to the Documents), or result in an acceleration of indebtedness under or pursuant to (1) the Charter Documents, (2) any material Applicable Agreement, or (3) any Applicable Law. After consummation of the Offering and the transactions contemplated in the Documents, no Default or Event of Default under the Indenture will exist.

      (w) When executed and delivered, the Documents will conform in all material respects to the descriptions thereof in the Time of Sale Circulars, as the case may be.

      (x) No consent, approval, authorization or order of any Governmental Authority or third party is required for the issuance and sale by Dune of the Notes or the Offered Shares to the Initial Purchaser or the consummation by Dune and the Guarantors of the other transactions contemplated hereby, except such as have been obtained (and are in full force and effect) and such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Notes or the Offered Shares by such Initial Purchaser.

      (y) There is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding, domestic or foreign (collectively, "Proceedings"), pending or, to the knowledge of the Company or the Guarantors, threatened, that either (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Documents or any of the transactions contemplated therein, or (ii) except as, would, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Time of Sale Circulars, neither the

Company, nor the Guarantors are subject to any judgment, order, decree, rule or regulation of any Governmental Authority that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No injunction or order has been issued and no Proceeding is pending or, to the knowledge of the Company or the Guarantors, threatened that (i) asserts that the offer, sale and delivery of the Notes or the Offered Shares to the Initial Purchaser pursuant to this Agreement or the initial resale of the Notes or the Offered Shares by such Initial Purchaser in the manner contemplated by this Agreement is subject to the registration requirements of the Act, or (ii) would prevent or suspend the issuance or sale of the Notes or the Offered Shares, including the Exempt Resales, or the use of the Preliminary Offering Circulars, the Time of Sale Circulars, the Final Offering Circulars, or any amendments or supplements thereto, in any jurisdiction.

      (z) Each of the Company and the Guarantors possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as now or proposed to be conducted as set forth in the Preliminary Offering Circulars ("Permits"), except where the failure to obtain such Permits would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; each of the Company and the Guarantors has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and the neither the Company nor the Guarantors have received any notice of any proceeding relating to revocation or modification of any such Permit, except as disclosed in the Time of Sale Circulars or the Final Offering Circulars or except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

      (aa) Each of the Company and the Guarantors has good and marketable title to all real property owned by it and good title to all personal property owned by it and good and indefeasible title to all leasehold estates in real and personal property being leased by it and, as of the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, will be free and clear of all Liens (other than Permitted Liens). The assets of the Company and the Guarantors include all of the assets and properties necessary or required in, or otherwise material to, the conduct of the businesses of each of them as currently conducted (as described in the Final Offering Circulars and the Time of Sale Circulars), and such assets are in good working condition, except where the failure of such assets to be in working condition would not, individually or in the aggregate, have a Material Adverse Effect.

      (bb) Each of the Company and the Guarantors has good and defensible title to its respective interests in its license and subsoil use contract relating to the exploration, development and production on their respective oil fields, free and clear of any Liens, except for those (i) created pursuant to their sub-soil use contracts or operating agreements, unitization and pooling arrangements and oil, condensate and gas sales contracts that secure payment of amounts not yet due and payable and which are of a nature and scope customary in similar oil, condensate and gas drilling and producing operations, (ii) described in the Time of Sale Circulars and Final Offering Circulars or (ii) which neither individually or in the aggregate would have a Material Adverse Effect. Except to the extent described in the Time of Sale Circulars or Final Offering Circulars, the licenses, subsoil use contracts or other arrangements held by each of the Company and the Guarantors to explore, develop and exploit the oil fields, and the manner in which the Company or the Guarantors acquired or otherwise procured such licenses, subsoil use contracts or other arrangements, was generally consistent with standard industry practices for acquiring or procuring rights to explore, develop and exploit acreage for hydrocarbons. Each of the Company and the Guarantors has complied in all respects with the terms of the licenses, subsoil use contracts or other arrangements relating to the oil fields in which each purports to own an interest, and no claim has been asserted by any person or entity adverse to the rights of the Company or the Guarantors under any of such licenses, subsoil use contracts or other arrangements or questioning its rights to the continued use of the oil fields under any such licenses, subsoil use contracts or other arrangements except for such noncompliance or claims as would not individually or in the aggregate have a Material Adverse Effect. The licenses, subsoil use contracts or other arrangements relating to the exploration, development and production on the oil fields held by the Company and the Guarantors are valid, existing and enforceable with such exceptions as are described in the Time of Sale Circulars or Final Offering Circulars or which in the aggregate would not have a Material Adverse Effect. Except as disclosed in the Time of Sale Circulars or the Final Offering Circulars, the Company and the Guarantors have the right to use or enjoy the benefits of the oil fields as are necessary to their respective operations as now conducted.

      (cc) All Tax returns required to be filed by the Company and the Guarantors have been filed, or valid extensions have been granted, and all such returns that have been filed are true, complete, and correct in all material respects. Except as disclosed in the Offering Circular, all material Taxes that are due from the Company and the Guarantors have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles of the United States, consistently applied ("GAAP"). Except as disclosed in the Offering Circular, there are no actual or proposed Tax assessments against the Company or the Guarantors that would, individually or in the aggregate, have a Material Adverse Effect. The accruals and reserves on the books and records of the Company and the Guarantors in respect of any material Tax liability for any taxable period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term "Tax" and "Taxes" shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including, without limitation, any interest, additions to tax, or penalties applicable thereto.

      (dd) Each of the Company and the Guarantors owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including, without limitation, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") necessary for the conduct of its businesses and, as of the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, will be free and clear of all Liens, other than Permitted Liens. Neither the Company nor the Guarantors have received any claims or notices of any potential claim asserted by any person challenging the use of any such Intellectual Property by the Company or the Guarantors or questioning the validity or effectiveness of the Intellectual Property or any license or agreement related thereto and neither the Company nor the Guarantors have any knowledge of any facts or circumstances that would reasonably be expected to result in any such claim or potential claim. To the knowledge of the Company, there is no valid basis for any such claim, other than any claims that would not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Guarantors have no reason to believe that the use of such Intellectual Property by the Company or the Guarantors will infringe on the Intellectual Property rights of any other person.

      (ee) The Company maintains a system of internal accounting controls over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange
Act) that complies with the Exchange Act and that is sufficient to provide reasonable assurance that (i) material transactions are executed in accordance with management's general or specific authorization, (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

      (ff) Since the date of the latest audited financial statements included in the Time of Sale Circulars, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

      (gg) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company's principal executive officer and principal financial executive officer by others within those entities; and such disclosure controls and procedures are effective.

      (hh) The audited consolidated financial statements and related notes of the Company and the Guarantors contained in the Time of Sale Circulars and the Final Offering Circulars (the "Financial Statements") present fairly the financial position, results of operations and cash flows of Dune and its consolidated Subsidiaries and the Goldking Entities, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with GAAP and the requirements of Regulation S-X of the Act. The financial data set forth under "Summary Historical and Pro Forma Consolidated Financial Information" and "Summary Reserve and Operating Data" included in the Time of Sale Circulars and the Final Offering Circulars have been prepared on a basis consistent with that of the Financial Statements and present fairly the financial position and results of operations of Dune, the Guarantors and the Goldking Entities consolidated, as applicable, as of the respective dates and for the respective periods indicated. All other financial, statistical, and market and industry-related data included in the Time of Sale Circulars and the Final Offering Circulars are fairly and accurately presented and are based on or derived from sources that Dune believes to be reliable and accurate.

      (ii) The pro forma financial information and the related notes of the Company set forth in the Time of Sale Circulars and the Final Offering Circulars include assumptions that were made in good faith and provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein. The related pro forma adjustments give appropriate effect to those assumptions and the pro forma adjustments reflect the proper application of those adjustments and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial data included in the Time of Sale Circulars and the Final Offering Circulars. The pro forma financial data set forth under "Summary Historical and Pro Forma Consolidated Financial Information," "Unaudited Pro Forma Condensed Consolidated Financial Information" and "Pro Forma Supplemental Oil and Natural Gas Disclosures" in the Time of Sale Circulars and the Final Offering Circulars comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

      (jj) Subsequent to the respective dates as of which information is given in the Time of Sale Circulars and the Final Offering Circulars, except as disclosed in the Time of Sale Circulars or the Final Offering Circulars, (i) neither the Company nor the Guarantors have incurred any liabilities, direct or contingent, that are material, individually or in the aggregate, to the Company and the Guarantors, taken as a whole, or has entered into any transactions not in the ordinary course of business and (ii) there has not been any material decrease in the Capital Stock, shares or options issued pursuant to equity incentive plans or purchase plans approved by the Company's Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company's Board of Directors or any material increase in long-term indebtedness or any material increase in short-term indebtedness of the Company and the Guarantors, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company. There has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of, the Company and the Guarantors (each of clauses (i) and (ii) in the immediately preceding sentence and the events in this sentence, a "Material Adverse Change"), since December 31, 2006. There is no event that is reasonably likely to occur, which if it were to occur, would, individually or in the aggregate, have a Material Adverse Effect, except such events that have been adequately disclosed in the Time of Sale Circulars or the Final Offering Circulars.

      (kk) No "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g)(2) under the Act) (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company relating to any rating assigned to the Company or the Guarantors or to any securities of the Company or the Guarantors, or (ii) has indicated to the Company that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned, or (B) any change in the outlook for any rating of the Company or the Guarantors or any securities of the Company or the Guarantors.

      (ll) On the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, each of the Company and the Guarantors (i) will be solvent, (ii) will have sufficient capital with which to conduct the business it is presently conducting and presently anticipates conducting and (iii) will be able to pay its debts as they mature.

      (mm) Dune shall use the proceeds of the Offerings in the manner described in the Time of Sale Circulars and the Final Offering Circulars under the caption "Use of Proceeds."

      (nn) Except as disclosed in the Time of Sale Circulars or the Final Offering Circulars and as it relates to the Initial Purchaser, neither Company nor any affiliate (as defined in Rule 501(b)) has not and, to its knowledge after due inquiry, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Notes or the Offered Shares, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Notes or the Offered Shares, or (iii) except as disclosed in the Time of Sale Circulars or the Final Offering Circulars, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

      (oo) Without limiting any provision herein, no registration under the Act and no qualification of the Indenture under the TIA is required for the sale of the Notes or the Offered Shares to the Initial Purchaser as contemplated hereby or for the Exempt Resales, assuming (i) that the purchasers in the Exempt Resales are QIBs or Accredited Investors or non-U.S. persons and (ii) the accuracy of such Initial Purchaser's representations contained herein regarding the absence of general solicitation in connection with the sale of the Notes or the Offered Shares to the Initial Purchaser and in the Exempt Resales.

      (pp) The Notes and the Offered Shares are eligible for resale pursuant to Rule 144A under the Act and no other securities of Dune are of the same class (within the meaning of Rule 144A under the Act) as the Notes or the Offered Shares and listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted in a U.S. automated inter-dealer quotation system. No securities of Dune of the same class as the Notes or the Offered Shares have been offered, issued or sold by Dune or any of its Affiliates within the six-month period immediately prior to the date hereof.

      (qq) Dune is subject to the reporting requirements of the Exchange Act and is eligible to register resales of the Offered Shares and the Underlying Securities on a registration statement on Form S-3 under the Act. There exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that reasonably would be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available to register resales of the Offered Shares or the Underlying Securities under the Act.

      (rr) Neither Dune nor any of its Affiliates or other persons acting on behalf of the Company has offered or sold the Notes or the Offered Shares by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Notes sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and Dune, each Affiliate of the Company and each other person acting on behalf of the Company have complied with and will implement the "offering restrictions" within the meaning of such Rule 902; provided, that no representation is made in this subsection with respect to the actions of the Initial Purchaser.

      (ss) Each of the Company, the Guarantors, and each ERISA Affiliate has fulfilled its obligations, if any, under the minimum funding standards of
Section 302 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") with respect to each "pension plan" (as defined in Section 3(2) of ERISA), subject to Section 302 of ERISA which the Company, the Guarantors, or any ERISA Affiliate sponsors or maintains, or with respect to which it has (or within the last three years had) any obligation to make contributions, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Code (as defined below). Neither the Company or the Guarantors, nor any ERISA Affiliate thereof has incurred any material unpaid liability to any plan which is subject to ERISA (other than for the payment of premiums in the ordinary course). "ERISA Affiliate" means a corporation, trade or business that is, along with the Company or the Guarantors, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414 of the Internal Revenue Code of 1986, as amended (the "Code") or Section 4001 of ERISA.

      (tt) (i) Except as disclosed in the Time of Sale Circulars or the Final Offering Circulars, neither the Company nor the Guarantors are party to or bound by any collective bargaining agreement with any labor organization; (ii) there is no union representation question existing with respect to the employees of the Company or the Guarantors, and, to the Company's knowledge, no union organizing or decertification efforts are underway or threatened against the Company or the Guarantors; (iii) no labor strike, work stoppage, slowdown, or other material labor dispute is pending against the Company or the Guarantors, or, to the knowledge of the Company or the Guarantors threatened against the Company or the Guarantors; (iv) there is no worker's compensation liability, experience or matter that could be reasonably expected to have a Material Adverse Effect; (v) there is no threatened or pending liability against the Company or the Guarantors pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended ("WARN"), or any similar state or local law; (vi) there is no employment-related charge, complaint, grievance, investigation, unfair labor practice claim, or inquiry of any kind, pending against the Company or the Guarantors that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (vii) no employee or agent of the Company or the Guarantors has committed any act or omission giving rise to liability for any violation identified in subsection (v) and (vi) above, other than such acts or omissions that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (viii) no term or condition of employment exists through arbitration awards, settlement agreements, or side agreements that is contrary to the express terms of any applicable collective bargaining agreement.

      (uu) None of the transactions contemplated in the Documents or the application by Dune or the Guarantors of the proceeds of the Notes or the Offered Shares will violate or result in a violation of Section 7 of the Exchange Act, (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).

      (vv) Neither Dune nor the Guarantors are an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and neither Dune nor the Guarantors are or, after giving effect to the offering and sale of the Notes and the Offered Shares and the application of the proceeds thereof as described in the Time of Sale Circulars or the Final Offering Circulars, will be an "investment company" as defined in the Investment Company Act.

      (ww) Dune has not engaged any broker, finder, commission agent or other person (other than the Initial Purchaser) in connection with the Offering or any of the transactions contemplated in the Documents, and Dune is not under any obligation to pay any broker's fee or commission in connection with such transactions (other than commissions or fees to the Initial Purchaser).

      (xx) Except as disclosed in the Time of Sale Circulars and the Final Offering Circulars, each of the Company and the Guarantors (i) is in compliance with all applicable foreign, Federal, state and local laws and regulations relating to the protection of the environment or hazardous or toxic substances of wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct their respective businesses and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, in each case except where such non-compliance with Environmental Laws, failure to receive and comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. Except as disclosed in the Time of Sale Circulars or the Final Offering Circulars, neither the Company nor the Guarantors have been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

      (yy) As of the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date other than as described in the Time of Sale Circulars and the Final Offering Circulars, there will be no encumbrances or restrictions on the ability of the Guarantors of the Company (x) to pay dividends or make other distributions on the Guarantors' Capital Stock or to pay any indebtedness to the Company or the Guarantors, (y) to make loans or advances or pay any indebtedness to, or investments in, the Company or the Guarantors or (z) to transfer any of its property or assets to the Company or the Guarantors.

      (zz) Each certificate signed by any officer of the Company or the Guarantors delivered to the Initial Purchaser shall be deemed a representation and warranty by the Company or the Guarantors (and not individually by such officer) to the Initial Purchaser with respect to the matters covered thereby.

      (aaa) Each of the Company and the Guarantors is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. All policies of insurance insuring the Company or the Guarantors or their respective businesses, assets, employees, officers and directors are in full force and effect. The Company and the Guarantors are in compliance with the terms of such policies and instruments in all material respects, and there are no claims by the Company or the Guarantors under any such policy or instrument as to which any insurance company is denying liability (or defending under a reservation of rights clause). Neither the Company nor the Guarantors have been refused any insurance coverage sought or applied for, and neither the Company nor the Guarantors have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (bbb) As of the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, except with respect to Permitted Liens, there will be no currently effective financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future Lien on, or security interest in, any assets or property of the Company or any Domestic Restricted Subsidiary or any rights thereunder.

      (ccc) Malone & Bailey P.C. and Hein and Associates LLP, the accountants who have audited the financial statements of Dune and Goldking, respectively, included as part of the Time of Sale Circulars and the Final Offering Circulars, are independent certified public accountants with respect to the Company, under Rule 101 of the AICPA's code of professional conduct and its interpretations and rulings, during the periods covered by the financial statements on which they reported included in the Time of Sale Circulars.

      (ddd) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Acquisition Agreement. The Acquisition Agreement has been duly and validly authorized by the Company, constitutes a legal, valid and binding obligation of the Company and is in full force and effect. The representations and warranties contained in the Acquisition Agreement are true as of the date made therein. The Acquisition Agreement conforms in all material respects to the descriptions thereof in the Time of Sale Circulars and the Final Offering Circulars.

      6. Covenants of the Company. The Company, on behalf of itself and the Guarantors, hereby agrees:

      (a) To (i) advise the Initial Purchaser promptly after obtaining knowledge (and, if requested by the Initial Purchaser, confirm such advice in writing) of
(A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Notes or the Offered Shares for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Time of Sale Circulars, the Offering Circulars or any Supplemental Offering Material untrue or that requires the making of any additions to or changes in the Time of Sale Circulars or the Final Offering Circulars in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Notes or the Offered Shares under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Notes or the Offered Shares under any such laws, use its commercially reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

      (b) Without the prior written consent of the Initial Purchaser, the officers, directors or majority shareholder of the Company (including any persons that become an officer or director of the Company following the Acquisition) will not, during the period ending 90 days after the date of the Final Offering Circulars (the "Lock-up Period"), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such Common Stock or (iii) file with the Commission a registration statement under the Act relating to any additional shares of the Common Stock or securities convertible into, or exchangeable for, any shares of Common Stock, or publicly disclose the intention to effect any transaction described in clause
(i), (ii) or (iii), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the foregoing shall not apply to (A) the sale of the Offered Shares under this Agreement or the issuance of the Underlying Securities, (B) the grant by the Company of employee or director stock options, restricted stock awards or restricted stock unit awards in the ordinary course of business, the issuance by the Company of any shares of Common Stock of the Company upon the exercise of an option or upon the sale by the Company of shares of Common Stock pursuant to the Company's employee stock purchase plan, (C) any transfer of shares of Common Stock pursuant to the Company's 401(k) plan, if any, (D) the filing by the Company of any registration statement with the Commission on Form S-8 relating to the offering of securities pursuant to the terms of the Company's existing incentive plan or employee stock purchase plan, (E) the conversion or exercise of a security outstanding on the date hereof and (F) filing of any registration statement in respect of the Offered Shares and the Underlying Securities.

      (c) To (i) furnish the Initial Purchaser, without charge, as many copies of the Final Offering Circulars, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request, (ii) promptly prepare the Pricing Supplements, in form and substance reasonably satisfactory to the Initial Purchaser, and to furnish to the Initial Purchaser as soon as practicable but no later than one hour prior to the Time of Sale Circulars as many copies of the Pricing Supplements as such Initial Purchaser may reasonably request and (iii) promptly prepare, upon the Initial Purchaser's reasonable request, any amendment or supplement to the Final Offering Circulars that the Initial Purchaser, upon advise of legal counsel, determines may be necessary in connection with Exempt Resales (and the Company hereby consents to the use of the Preliminary Offering Circulars and the Final Offering Circulars, and any amendments and supplements thereto, by the Initial Purchaser in connection with Exempt Resales.

      (d) Not to amend or supplement the Final Offering Circulars prior to the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date unless the Initial Purchaser shall previously have been advised thereof and shall have provided a written consent thereto, which consent shall not be unreasonably withheld. The Company represents and agrees that, unless it obtains the prior consent of the Initial Purchaser, it has not made and will not make any offer relating to the Notes or the Offered Shares by means of any Supplemental Offering Materials.

      (e) So long as the Initial Purchaser shall hold any of the Notes or the Offered Shares, (i) if any event shall occur as a result of which, in the reasonable judgment of the Company or the Initial Purchaser or White & Case LLP, it becomes necessary or advisable to amend or supplement the Final Offering Circulars in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Time of Sale Circulars or the Final Offering Circulars to comply with Applicable Law, to prepare, at the expense of the Company, an appropriate amendment or supplement to the Time of Sale Circulars or the Final Offering Circulars (in form and substance reasonably satisfactory to such Initial Purchaser, as evidenced by their written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed) so that (A) as so amended or supplemented, the Time of Sale Circulars or the Final Offering Circulars will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Time of Sale Circulars or the Final Offering Circulars will comply with Applicable Law and (ii) if in the reasonable judgment of the Company or such Initial Purchaser it becomes necessary or advisable to amend or supplement the Time of Sale Circulars or the Final Offering Circulars so that the Time of Sale Circulars or the Final Offering Circulars will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Act, to promptly prepare an appropriate amendment or supplement to the Time of Sale Circulars or the Final Offering Circulars (in form and substance reasonably satisfactory to the Initial Purchaser, as evidenced by their written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed) so that the Final Offering Circulars, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

      (f) To cooperate with the Initial Purchaser and White & Case LLP in connection with the qualification of the Notes and the Offered Shares under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may reasonably request and continue such qualification in effect so long as reasonably required for Exempt Resales.

      (g) Whether or not the Offerings or any of the transactions contemplated under the Documents are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incidental to and in connection with: (A) the preparation, printing and distribution of the Time of Sale Circulars, any Offering Circulars and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), any Supplemental Offering Materials and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the negotiation, printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents, (C) the preparation, issuance and delivery of the Notes and the Offered Shares, (D) the qualification of the Notes and the Offered Shares for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements to the Initial Purchaser's counsel relating to such registration or qualification), (E) furnishing such copies of the Time of Sale Circulars, any Offering Circulars and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchaser, (F) the performance of the Company's obligations under the Registration Rights Agreements, including but not limited to the Exchange Offers, the Exchange Offer Registration Statements and any Shelf Registration Statements, (G) the filing with the National Association of Securities Dealers, Inc., (H) the listing of the Underlying Securities on the American Stock Exchange and (I) a "road show" presentation to potential investors, (ii) all fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company, (iii) all expenses and listing fees in connection with the application for quotation of the Notes and the Offered Shares on the PORTAL market, (iv) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes and the Offered Shares by DTC for "book-entry" transfer, (v) all fees charged by rating agencies in connection with the rating of the Notes or the Offered Shares, (vi) all fees and expenses (including fees and expenses of counsel) of the Trustee, the Transfer Agent and the Collateral Agent and trustees under any deed of trust, (vii) all fees and expenses in connection with the creation and perfection of the security interests under each of the Collateral Agreements (including, without limitation, filing and recording fees, search fees, taxes and costs of title policies), (viii) all fees, disbursements and out-of-pocket expenses incurred by the Initial Purchaser in connection with its services to be rendered hereunder including, without limitation, the fees and disbursements of White & Case LLP, counsel to the Initial Purchaser, travel and lodging expenses, word processing charges, messenger and duplicating services, facsimile expenses and other customary expenditures and (ix) any other fees and expenses payable to the Initial Purchaser under the engagement letter between the Company and the Initial Purchaser. If the sale of the Notes or the Offered Shares provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 8 hereof is not satisfied, because this Agreement is terminated pursuant to Section 10 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than in each such case solely by reason of a default by the Initial Purchaser on its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company agrees to promptly reimburse the Initial Purchaser in cash upon demand for all fees, disbursements and out-of-pocket expenses (including the fees, disbursements and charges of White & Case LLP, counsel to the Initial Purchaser) to be paid in cash that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Notes or the Offered Shares.

      (h) To use the proceeds of the Offerings in the manner described in the Time of Sale Circulars under the caption "Use of Proceeds."

      (i) To do and perform all things required to be done and performed under the Documents.

      (j) Not to, and to ensure that no "affiliate" (as defined in Rule 501(b) of the Act) of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) that would be integrated with the sale of the Notes or the Offered Shares in a manner that would require the registration under the Act of the sale to the Initial Purchaser or to the Subsequent Purchasers of the Notes or the Offered Shares.

      (k) For so long as any of the Notes or the Offered Shares remain outstanding, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request to any owner of the Notes or the Offered Shares in connection with any sale thereof and any prospective Subsequent Purchasers of such Notes or Offered Shares from such owner, the information required by Rule 144A(d)(4) under the Act.

      (l) To comply with the representation letter of the Company to DTC relating to the approval of the Notes or the Offered Shares by DTC for "book entry" transfer.

      (m) To use its reasonable best efforts to effect the inclusion of the Notes and the Offered Shares in PORTAL and to use its reasonable best efforts to maintain the listing of the Notes and the Offered Shares on PORTAL for so long as the Notes and the Offered Shares are outstanding.

      (n) For so long as the Initial Purchaser shall hold any of the Notes and the Offered Shares, if not otherwise publicly available, to furnish to such Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Notes and the Offered Shares and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the SEC or any national securities exchange on which any class of securities of the Company may be listed.

      (o) Except in connection with the Exchange Offer or the filing of the Shelf Registration Statements, not to, and not to authorize or permit any person acting on its behalf to, (i) distribute any offering material in connection with the offer and sale of the Notes or the Offered Shares other than the Time of Sale Circulars, any Offering Circulars and any amendments and supplements to the Final Offering Circulars prepared in compliance with this Agreement, or (ii) solicit any offer to buy or offer to sell the Notes or the Offered Shares by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

      (p) During the two year period after the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date (or such shorter period as may be provided for in Rule 144(k) under the Act, as the same may be in effect from time to time), to not, and to not permit any current or future Subsidiaries of either the Company or any other "affiliates" (as defined in Rule 144A under the Act) controlled by the Company to, resell any of the Notes, the Offered Shares or the Underlying Securities which constitute "restricted securities" under Rule 144 that have been reacquired by the Company, any current or future Subsidiaries of the Company or any other "affiliates" (as defined in Rule 144A under the Act) controlled by the Company, except pursuant to an effective registration statement under the Act.

      (q) To pay all stamp, documentary and transfer taxes and other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of either the Notes or the Offered Shares or the sale thereof to the Initial Purchaser.

      (r) To not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Notes or the Offered Shares contemplated hereby.

      (s) To reserve and keep available at all times, free of pre-emptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy all obligations to issue the Underlying Securities upon conversion of the Offered Shares.

      (t) Except for such documents that are publicly available on the Commission's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"), to furnish to the holders of the Notes or the Offered Shares as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Final Offering Circulars), to make available to its security holders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

      (u) To advise the Initial Purchaser promptly, and, if requested by the Initial Purchaser, confirm such advice in writing, of the issuance by any state securities commission of any stop order suspending the qualification or exemption of any of the Notes or the Offered Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Notes or the Offered Shares under any state securities or Blue Sky laws, and if, at any time, any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Notes or the Offered Shares under any state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

      (v) Concurrent with the consummation of the Acquisition, to (x) cause Goldking and the Goldking Entities to (i) become a party to this Agreement and the Registration Rights Agreements as Guarantors by executing and delivering a joinder agreement in the form of Exhibit C hereto to the Initial Purchaser and
(ii) become Guarantors under the Indenture and (y) cause any new officers and directors of the Company to execute "lock-up" agreements, each substantially in the form of Exhibit G-1.

      7. Representations and Warranties of the Initial Purchaser; Resales by Initial Purchaser. Each of the Initial Purchaser represents and warrants and agrees with the Company that:

      (a) It is a QIB and an Accredited Investor and it will offer the Notes or the Offered Shares, as applicable for resale only upon the terms and conditions set forth in this Agreement and in the Final Offering Circulars.

      (b) It is not acquiring the Notes or Offered Shares, with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction. In connection with the Exempt Resales, it will solicit offers to buy the Notes or Offered Shares, as applicable only from, and will offer and sell the Notes or Offered Shares, as applicable only to, (A) persons reasonably believed by such Initial Purchaser to be QIBs or (B) persons reasonably believed by the Initial Purchaser to be Accredited Investors or (C) non-U.S. persons reasonably believed by the Initial Purchaser to be a purchaser referred to in Regulation S under the Act; provided, however, that in purchasing such Notes or Offered Shares, as applicable, such persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Final Offering Circulars. In connection with any offers or sales of the Notes to non-U.S. persons:

            (i) The Notes have not been registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Act or pursuant to another exemption from the registration requirements of the Act;

            (ii) It has offered the Notes, and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date (the "Distribution Compliance Period"), only in accordance with Rule 903 of Regulation S under the Act or as otherwise permitted under this Section 7. Accordingly, neither it, its affiliates nor any persons acting on its or their behalf, has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. It agrees that at or prior to confirmation of sale of Notes to persons outside the U.S., it will send to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the Distribution Compliance Period a confirmation or notice stating that such purchaser is subject to the same restrictions on offers or sales as set forth in this Section 7;

            (iii) It will not offer, sell or deliver any of the Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Notes in such jurisdictions; and

            (iv) It understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

      (c) No form of general solicitation or general advertising in violation of the Act has been or will be used nor will any offers in any manner involving a public offering within the meaning of Section 4(2) of the Act or, with respect to Notes to be sold in reliance on Regulation S, by means of any directed selling efforts be made by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Notes or the Offered Shares.

      (d) The Initial Purchaser will deliver to each Subsequent Purchaser of the Notes or the Offered Shares, in connection with its original distribution of the Notes or the Offered Shares, a copy of the respective Final Offering Circular, as amended and supplemented at the date of such delivery.

      8. Conditions. The obligation of the Initial Purchaser to purchase the Notes or the Offered Shares, under this Agreement is subject to the satisfaction of each of the following conditions or waiver thereof by the Initial Purchaser:

      (a) All the representations and warranties contained in this Agreement and in each of the Documents shall be true and correct as of the date hereof and at the First Closing Date as though then made and, with respect to the Optional Additional Shares, as of each Option Closing date as though then made. On or prior to the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, the Company and each other party to the Documents (other than the Initial Purchaser) shall have performed or complied in all material respects with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Documents (other than conditions to be satisfied by such other parties, which the failure to so satisfy would not, individually or in the aggregate, have a Material Adverse Effect).

      (b) No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, that would prevent or materially interfere with the consummation of the Offering or any of the transactions contemplated under the Documents; and no stop order suspending the qualification or exemption from qualification of any of the Notes or the Offered Shares, in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or, to the knowledge of the Company after due inquiry, be pending or contemplated as of the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date.

      (c) No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that would, as of the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, prevent the consummation of the Offerings or any of the transactions contemplated under the Documents. No Proceeding shall be pending or, to the knowledge of the Company after due inquiry, threatened other than Proceedings that (A) if adversely determined would not, individually or in the aggregate, adversely affect the issuance or marketability of the Notes or the Offered Shares, and (B) would not, individually or in the aggregate, have a Material Adverse Effect, except as disclosed in the Final Offering Circulars.

      (d) Subsequent to the respective dates as of which data and information is given in the Time of Sale Circulars and the Final Offering Circulars, there shall not have been any Material Adverse Change.

      (e) The Notes and the Offered Shares shall have been designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market.

      (f) The Underlying Securities shall have been approved for listing on the American Stock Exchange, to the extent required by such exchange, subject only to notice of issuance.

      (g) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or the Goldking Entities or any securities of the Company or the Goldking

      Entities (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or the Goldking Entities or any securities of the Company or the Goldking Entities by any such rating organization and
(iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes or the Offered Shares than that on which the Notes or Offered Shares were marketed.

      (h) The Initial Purchaser shall have received on the applicable Closing
Date:

            (i) certificates dated the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, signed by (1) the Chief Executive Officer and (2) the principal financial or accounting officer of the Company, on behalf of the Company, to the effect that (a) the representations and warranties set forth in Section 5 hereof and in each of the Documents, are true and correct in all respects, as of the date hereof and at the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, (b) the Company and each other party to the Documents (other than the Initial Purchaser) have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Documents (other than conditions to be satisfied by such other parties, which failure to satisfy would not, individually or in the aggregate, have a Material Adverse Effect), (c) at First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date or since the date of the most recent financial statements in the Final Offering Circulars (exclusive of any amendment or supplement thereto after the date hereof), other than as disclosed in the Final Offering Circulars or contemplated hereby, no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (d) since the date of the most recent financial statements in the Final Offering Circulars (exclusive of any amendment or supplement thereto after the date hereof), other than as disclosed in the Final Offering Circulars or contemplated hereby, neither the Company, the Goldking Entities nor the Guarantors have incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, that are material to the Company and the Guarantors, taken as a whole, or the Goldking Entities or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or otherwise) or results of operations of the Company and the Guarantors, taken as a whole, or the Goldking Entities and there has not been any change in the Capital Stock or long-term indebtedness of the Company or the Guarantors of the Company or the Goldking Entities that is material to the business, condition (financial or otherwise) or results of operations or prospects of the Company and the Guarantors, taken as a whole, or the Goldking Entities and
      (e) the sale of the Notes or the Offered Shares has not been enjoined (temporarily or permanently).

            (ii) a certificate, dated the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, executed by the Secretary of the Company and the Guarantors, certifying such matters as the Initial Purchaser may reasonably request.

            (iii) a certificate of solvency, dated the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, executed by the principal financial or accounting officer of the Company substantially in a form reasonably satisfactory to the Initial Purchaser.

            (iv) the opinion, dated the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, of Eaton & Van Winkle LLP, counsel to the Company and the Guarantors substantially in the form attached hereto as Exhibit D.

            (v) the opinion, dated the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, of Jackson Walker L.L.P., counsel to the Company and the Guarantors substantially in the form attached hereto as Exhibit E.

            (vi) the opinion, dated the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, of Thompson & Knight LLP, counsel to the Initial Purchaser, in form satisfactory to the Initial Purchaser.

            (vii) the opinion, dated the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, of Louisiana counsel to the Company and the Guarantors, substantially in the form attached hereto as Exhibit F.

            (viii) an opinion, dated the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, of White & Case LLP, counsel to the Initial Purchaser, in form satisfactory to the Initial Purchaser covering such matters as are customarily covered in such opinions.

            (ix) The "lock-up" agreements, each substantially in the form of Exhibit G-1 hereto, from the persons identified on Exhibit G-2 relating to sales and certain other dispositions of shares of Common Stock or certain other securities shall be in full force and effect on the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date.

      (i) The Initial Purchaser shall have received from each Malone & Bailey P.C. and Hein and Associates LLP, independent public accountants under the standards established by the American Institute of Certified Public Accountants, with respect to the Company and the Goldking entities, respectively, (A) customary comfort letters, dated the date of this Agreement, in form and substance reasonably satisfactory to the Initial Purchaser, with respect to the financial statements and certain financial information contained in the Preliminary Offering Circulars, (B) customary comfort letters, dated the date of this Agreement, in form and substance reasonably satisfactory to the Initial Purchaser, with respect to the financial statements and certain financial information contained in the Final Offering Circulars and (C) customary "bring down" comfort letters, dated the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that each of Malone & Bailey P.C. and Hein and Associates LLP reaffirms the statements made in its respective letters furnished pursuant to clause (A) and (B).

      (j) On the date hereof and also at the Closing Date, the Initial Purchaser shall have received from the principal financial or accounting officer of the Company a certificate in form and substance reasonably satisfactory to the Initial Purchaser as to the accuracy of certain numbers contained or incorporated by reference in the Time of Sale Circulars and the Offering Circulars, which numbers shall be set forth in a schedule attached to such certificate.

      (k) Each of the Documents shall have been executed and delivered by all parties thereto, and the Initial Purchaser shall have received a fully executed original of each Document.

      (l) The Initial Purchaser shall have received copies of all opinions, certificates, letters and other documents delivered under or in connection with the Offering or any transaction contemplated in the Documents.

      (m) The Initial Purchaser shall have received the Final Offering Circulars, and the terms of each Document shall conform in all material respects to the description thereof in the Time of Sale Circulars.

      (n) Prior to the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, each of DeGloyer and MacNaughton, the Company's independent petroleum engineer and Cawley, Gillespie & Associates, Goldking's independent petroleum engineer, shall have furnished to the Initial Purchaser a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to the Initial Purchaser.

      (o) None of the parties to any of the Documents are in breach or default in any material respect under their respective obligations thereunder.

      (p) The Collateral Agent shall have received on the applicable Closing
Date:

            (i) appropriately completed copies of Uniform Commercial Code UCC-1 financing statements naming each of the Company and the Guarantors as the debtor and the Collateral Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the reasonable opinion of the Collateral Agent and its counsel, desirable to perfect the Lien of the Collateral Agent pursuant to the Security Agreement;

            (ii) appropriately completed copies of Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (other than Permitted Liens) of any Person in any collateral described in any Security Agreement previously granted by any Person;

            (iii) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Collateral Agent, dated a date reasonably near to the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date, listing all effective financing statements which name the Company (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in any Collateral Agreement, other than such financing statements that evidence Permitted Liens);

            (iv) fully executed counterparts of a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Deed of Trust"), in form and substance reasonably satisfactory to Collateral Agent, which Deed of Trust shall cover the real and personal property relating to the Obligors' facilities in the locations to be listed on
      Schedule I to the Indenture; and

            (v) such other approvals or documents as the Collateral Agent or the Initial Purchaser may reasonably request in form and substance reasonably satisfactory to the Collateral Agent or Initial Purchaser, as the case may be.

      (q) The Collateral Agent and its counsel shall be satisfied that, concurrent with the purchase of the Notes or the Offered Shares hereunder by the Initial Purchaser, (A) the Lien granted to the Collateral Agent, for the benefit of the Secured Parties in the collateral described above is of the priority described in the Final Offering Circulars; and (B) no Lien exists on any of the collateral described above other than the Lien created in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to a Collateral Agreement, in each case subject to the Permitted Liens.

      (r) All steps, other than the payment of consideration, shall have been completed in connection with the Acquisition. In the case of the Preferred Stock, all steps, other than the release of (x) funds by the Initial Purchaser and (y) shares of Preferred Stock to the Initial Purchaser shall have been consummated in connection with the sale and purchase of the Preferred Stock. In the case of the Notes, the offering of Preferred Stock shall have been consummated.

      9. Indemnification and Contribution.

      (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchaser, and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, against any losses, claims, damages or liabilities of any kind to which, jointly or severally, such Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

            (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Circulars, any Offering Circulars or any amendment or supplement thereto or any Supplemental Offering Materials; or

            (ii) the omission or alleged omission to state, in the Time of Sale Circulars, any Offering Circulars or any amendment or supplement thereto or any Supplemental Offering Materials, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Sections 6(c) and 6(d), and, subject to the provisions hereof, will reimburse, as incurred, the Initial Purchaser and each such controlling person for any legal or other expenses reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, however, neither the Company nor the Guarantors will be liable in any such case to the extent (but only to the extent) that any such loss, claim, damage or liability is finally judicially determined by a court of competent jurisdiction in a final, unappealable judgment, to have resulted primarily from any untrue statement or alleged untrue statement or omission or alleged omission made in any the Time of Sale Circulars, any Offering Circulars or any amendment or supplement thereto or any Supplemental Offering Materials in reliance upon and in conformity with the Initial Purchaser Information. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties.

      (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless each of the Company, the Guarantors, and their respective directors, officers and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities of any kind to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are finally judicially determined by a court of competent jurisdiction in a final, unappealable judgment, to have resulted primarily from (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Circulars, any Offering Circulars or any amendment or supplement thereto or any Supplemental Offering Materials or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Timing of Sale Circulars, any Offering Circulars or any amendment or supplement thereto or any Supplemental Offering Materials or necessary to make the statements therein not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Initial Purchaser Information; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or the Guarantors or any of their respective directors, officers or controlling persons in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that such Initial Purchaser may otherwise have to such indemnified parties.

      (c) As promptly as reasonably practical after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under paragraph (a) or (b) above unless and only to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by counsel in writing that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph (a) of this Section 9 or the Company or the Guarantors in the case of paragraph (b) of this Section

9, representing the indemnified parties under such paragraph (a) or paragraph
(b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld, conditioned or delayed), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

      (d) No indemnifying party shall be liable under this Section 9 for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, conditioned or delayed, but if a claim or action is settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party, jointly and severally, agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.

      (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company or the Guarantors, on the one hand, and such Initial Purchaser, on the other, shall be deemed to be in the same proportion as the net proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts, commissions and fees received by such Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or such Initial Purchaser, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.

      (f) The Company, the Guarantors and the Initial Purchaser agree that it would not be equitable if the amount of such contribution determined pursuant to the immediately preceding paragraph (e) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of the immediately preceding paragraph (e). Notwithstanding any other provision of this
Section 9, the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions, fees and other compensation received by such Initial Purchaser under this Agreement less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of the immediately preceding paragraph (e), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director and officer of the Company or the Guarantors and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.

      10. Termination. The Initial Purchaser may terminate this Agreement at any time on or prior to the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date by written notice to the Company if any of the following has occurred:

      (a) since the date hereof, any Material Adverse Effect or development involving or reasonably expected to result in a prospective Material Adverse Effect that could, in such Initial Purchaser's reasonable judgment, be expected to (i) make it impracticable or inadvisable to proceed with the offering or delivery of the Notes or the Offered Shares on the terms and in the manner contemplated in the Time of Sale Circulars or the Final Offering Circulars, or
(ii) materially impair the investment quality of any of the Notes;

      (b) the failure of the Company to satisfy the conditions contained in
Section 8 hereof on or prior to the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date;

      (c) any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in such Initial Purchaser's sole judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Notes or the Offered Shares on the terms and in the manner contemplated in Time of Sale Circulars or the Final Offering Circulars or to enforce contracts for the sale of any of the Notes or the Offered Shares;

      (d) the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market or any setting of limitations on prices for securities on any such exchange or NASDAQ National Market;

      (e) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act; or

      (f) the declaration of a banking moratorium by any Governmental Authority; or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that in such Initial Purchaser's opinion could reasonably be expected to have a material adverse effect on the financial markets in the United States or elsewhere.

      11. Survival of Representations and Indemnities. The respective representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements, of the Company and the Guarantors set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, (ii) acceptance of the Notes or the Offered Shares, and payment for them hereunder, and (iii) any termination of this Agreement.

      12. Information Supplied by the Initial Purchaser. The name of the Initial Purchaser set forth on the front and back cover and under the heading "Plan of Distribution" of the Preliminary Offering Circulars and the Final Offering Circulars and the statements set forth in: (i) the seventh and eight full paragraphs on pages 165 and 166 of the Notes Offering Circular and the fourth, fifth and sixth full paragraphs on page 147 of the Offered Shares Final Offering Circular regarding stabilization by such Initial Purchaser, (ii) the first and second sentences of the third paragraph, the first, second, third, fourth and sixth sentences of the ninth paragraph under the heading "Plan of Distribution" in the Notes Offering Circular and the first, second, third, fourth and sixth sentences of the tenth paragraph under the heading "Plan of Distribution" in the Offered Shares Final Offering Circular (to the extent such statements relate to such Initial Purchaser) (such statements as they relate to such Initial Purchaser is referred to herein with respect to such Initial Purchaser as the "Initial Purchaser Information") constitute the only information furnished by such Initial Purchaser as to itself to the Company or the Guarantors for the purposes of Sections 5(a) and 9 hereof.

      13. Miscellaneous.

      (a) The Company shall use its commercially reasonable best efforts to cause to be delivered to the Collateral Agent, no later than 30 days after the First Closing Date and, with respect to the Optional Additional Shares, each Option Closing Date and at the Company's sole cost and expense, a lender's title insurance policy issued by a nationally recognized title insurance company in an insured amount reasonably satisfactory to the Collateral Agent and insuring the Deed of Trust as a valid and enforceable first priority deed of trust lien on the real and personal property relating to the Obligors' facilities in the locations to be listed on Schedule I to the Indenture, free and clear of all defects and encumbrances except Permitted Encumbrances (as defined in the Deed of Trust), together with such endorsements, affirmative coverage, coinsurance and reinsurance which Collateral Agent may reasonably request.

      (b) Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to: Dune Energy, Inc., 3050 Post Oak Boulevard, Suite 695 Houston, Texas, 77056, with a copy to: Eaton & Van Winkle LLP, 3 Park Avenue, 16th Floor, New York, NY 10016, Attention: Matthew S. Cohen, Esq. and (ii) if to the Initial Purchaser, to: Jefferies & Company, Inc., 520 Madison Avenue, New York, New York 10022, Attention: Josh Targoff, Esq. (or in any case to such other address as the person to be notified may have requested in writing).

      (c) This Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchaser and, to the extent provided in Section 9 hereof, the controlling persons, officers, directors, partners, employees, representatives and agents referred to in Section 9, and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Notes or the Offered Shares from an Initial Purchaser merely because of such purchase. Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser who purchases Notes or Offered Shares from an Initial Purchaser is intended to be a beneficiary of the Company's covenants contained in the Registration Rights Agreement to the same extent as if the Notes or the Offered Shares were sold and those covenants were made directly to such purchaser by the Company, and each such purchaser shall have the right to take action against the Company to enforce, and obtain damages for any breach of, those covenants.

      (d) THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

      (e) EACH OF THE COMPANY AND THE GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY; AND (II) WAIVES (A) ITS RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE INITIAL PURCHASER AND FOR ANY COUNTERCLAIM RELATED TO ANY OF THE FOREGOING AND (B) ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

      (f) This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

      (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (h) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (i) This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto. This Agreement and the Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof. This Agreement supersedes in full all previous oral or written agreements between the parties or their affiliates. As a result, there are no oral or written collateral representations, agreements, or understandings except as provided herein.

                  [Remainder of page intentionally left blank.]

      Please confirm that the foregoing correctly sets forth the agreement between the Company, the Guarantors and the Initial Purchaser.

                                           Very truly yours,

                                           DUNE ENERGY, INC.


                                           By: /s/ Frank T. Smith, Jr.
                                               --------------------------------
                                               Name: Frank T. Smith, Jr.
                                               Title: Senior Vice President/CFO


                                           GUARANTORS:

                                           VAQUERO PARTNERS LLC

                                           DUNE OPERATING COMPANY


                                           By: /s/ Amiel David
                                               --------------------------------
                                               Name: Amiel David
                                               Title: President

Accepted and Agreed to:

JEFFERIES & COMPANY, INC.

By: /s/ Richard A. Goldenberg
    ---------------------------
    Name: Richard A. Goldenberg
    Title: Managing Director